GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL [Abstract]
GOODWILL
NOTE 8:-	GOODWILL

With effect from June 30, 2021, as a result of the sale of the Integrated Solutions segment (see Note 1b), the Company operates in one operating segment, and this segment comprises from only one reporting unit.

The goodwill balance associated with Integrated Solutions segment has been reclassified to Long-term assets of discontinued operations on the Consolidated Balance Sheet for the year ended December 31, 2020.

During the fourth quarter of 2022, the Company performed the annual impairment test for goodwill for its reporting unit using a quantitative testing approach. The Company compared the carrying amount of the reporting unit to the estimated fair value using discounted cash flow calculations. Based on the evaluation performed, the Company determined that the fair value of the reporting unit exceeded its carrying amount, and therefore, the Company determined that goodwill was not impaired.

The changes in the carrying amount of goodwill associated with continuing operations and appearing in the accompanying consolidated balance sheets as of December 31, 2021 and 2020 are as follows:

Total

As of January 1, 2021	$11,507

Foreign currency translation adjustments	(58)

As of December 31, 2021	11,449

Foreign currency translation adjustments	(583)

As of December 31, 2022	$10,866